                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A CALIFORNIA S CORPORATION)

                        --------------------------------

                         INDEPENDENT AUDITORS' REPORT,

                             FINANCIAL STATEMENTS,

                                      AND

                           SUPPLEMENTARY INFORMATION

                      FOR THE YEAR ENDED DECEMBER 31, 1994

                      ------------------------------------

                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A CALIFORNIA S CORPORATION)

                               TABLE OF CONTENTS

                                                                PAGE
                                                               ------

INDEPENDENT AUDITORS' REPORT . . . . . . . . . . . . . . . . .   3-4

FINANCIAL STATEMENTS:

   Balance Sheet . . . . . . . . . . . . . . . . . . . . . . .   5-6

   Statement of Income . . . . . . . . . . . . . . . . . . . .     7

   Statement of Retained Earnings  . . . . . . . . . . . . . .     8

   Statement of Cash Flows . . . . . . . . . . . . . . . . . .     9

NOTES TO FINANCIAL STATEMENT . . . . . . . . . . . . . . . . . 10-17

SUPPLEMENTARY INFORMATION:

   Schedule of Operating Expenses . . . . . . . . . . . . . . .   19

                      [IACOPI, LENZ & COMPANY LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
OAK VALLEY DIALYSIS CLINIC,INC.
Stockton, California

        We have audited the accompanying balance sheet of Oak Valley Dialysis Clinic, Inc. (a California S corporation) as of December 31, 1994, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Valley Dialysis Clinic, Inc. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Oak Valley Dialysis Clinic, Inc.
(A California S Corporation)
Page 2



        Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 19 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                        IACOPI, LENZ & COMPANY
                                        Accountancy Corporation


Stockton, California
June 9, 1995

                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                                 Balance Sheet
                               December 31, 1994


                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                        $220,370
  Patient accounts receivable, net of allowance
    for adjustments/write-offs of $32,980                           186,888
  Medical supplies and medications on hand                           16,000
                                                                   --------
      Total Current Assets                                          423,258

EQUIPMENT AND IMPROVEMENTS -- At cost, less
  accumulated depreciation                                          302,956

OTHER ASSETS:
  Lease deposits                                                      5,660
  Organization costs, less accumulated
    amortization of $970                                                803
  Loan fees, less accumulated amortization of $782                      818
                                                                   --------
      Total Other Assets                                              7,281
                                                                   --------
TOTAL ASSETS                                                       $733,495
                                                                   ========


            See accompanying notes and independent auditors' report.

                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                           Balance Sheet -- Continued
                               December 31, 1994


                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES:
  Accounts payable -- Trade                                             $  5,051
  Payable -- Related party                                                18,162
  Accrued payroll and employee benefits                                   30,592
  Current portion of long-term debt                                       84,867
  Deferred income taxes                                                    2,000
                                                                        --------
      Total Current Liabilities                                          140,672

DEFERRED INCOME TAXES                                                      1,000

LONG-TERM DEBT, Less current portion                                     158,408
                                                                        --------
      Total Liabilities                                                  300,080

STOCKHOLDERS' EQUITY:
  Common stock -- Authorized 100,000 shares of no
    par value; issued and outstanding 2,500 shares                        25,000
  Retained earnings                                                      408,415
                                                                        --------

      Total Stockholders' Equity                                         433,415
                                                                        --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $733,495
                                                                        ========



            See accompanying notes and independent auditors' report.

                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                              Statement of Income
                      For the Year Ended December 31, 1994


INCOME:
  In Center hemodialysis                                        $1,120,245
  Less: Patient refunds, write-offs, and
    billing/contractual adjustments (medicare,
    insurance, etc.)                                               (12,622)
                                                                ----------

         Total Income                                            1,107,623

OPERATING EXPENSES                                                 678,159
                                                                ----------

INCOME FROM OPERATIONS                                             429,464
                                                                ----------

OTHER INCOME (EXPENSE):
  Interest income                                                    2,388
  Rent income                                                        1,375
  Miscellaneous income/rebates from suppliers                       22,572
  Employee profit sharing contribution                             (18,716)
  Interest expense                                                 (28,789)
  Depreciation                                                     (39,530)
  Amortization                                                        (584)
  Key man insurance premiums                                        (4,817)
                                                                ----------

        Total Other Income (Expense)                               (66,101)
                                                                ----------

INCOME BEFORE INCOME TAXES                                         363,363

PROVISION FOR INCOME TAXES:
  Current                                                            4,800
  Deferred                                                             800
                                                                ----------

        Total Provision for Income Taxes                             5,600
                                                                ----------

NET INCOME                                                      $  357,763
                                                                ==========


            See accompanying notes and independent auditors' report.

                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                         Statement of Retained Earnings
                      For the Year Ended December 31, 1994


BEGINNING, January 1, 1994                                      $  160,652

Net income                                                         357,763

Stockholder distributions                                         (110,000)
                                                                ----------

ENDING, December 31, 1994                                       $  408,415
                                                                ==========



            See accompanying notes and independent auditors' report.

                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                            Statement of Cash Flows
                      For the Year Ended December 31, 1994


CASH FLOWS FROM OPERATING ACTIVITIES:
        Net income                                      $ 357,763
        Adjustments to reconcile net income to net
          cash provided by operating activities
            Depreciation and amortization                  40,114
            (Increase) decrease:
                Patient accounts receivable               (42,310)
                Medical supplies and medications
                  on hand                                  (2,800)
            Increase (decrease):
                Accounts payable -- Trade                  (5,783)
                Payable -- Related party                    2,210
                Accrued payroll and employee benefits      15,008
                Deferred income tax payable                   800
                                                         --------
            Net Cash Provided by Operating Activities     365,002

CASH FLOWS FROM INVESTING ACTIVITIES:
        Distributions to stockholders                    (110,000)
                                                         --------
            Net Cash Used in Investing Activities        (110,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
        Payments on long-term debt                       (127,033)
                                                         --------
            Net Cash Used in Financing Activities        (127,033)
                                                         --------
NET INCREASE IN CASH AND CASH EQUIVALENTS                 127,969

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR             92,401
                                                         --------
CASH AND CASH EQUIVALENTS AT END OF YEAR                 $220,370
                                                         ========


    See accompanying notes and independent auditors' report.

                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                         Notes to Financial Statements
                               December 31, 1994


NOTE 1:    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

        The summary of significant accounting policies of Oak Valley Dialysis Clinic, Inc. ("OVDC") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

        Business Activity

            The Company is in the business of providing kidney dialysis treatments to patients.

        Accounting Methods

            The Company's accounting policy is to prepare its financial statements using the accrual basis of accounting and prepare its corporate tax returns using the cash basis of accounting. Cash basis net income for 1994 was $302,496.

        Patient Accounts Receivable

            The Company grants credit to its patients. An allowance for adjustments/write offs is provided based on historical collection/ adjustment experience. The allowance for 1994 was 15% of the accounts receivable balance at the end of the year.

        Equipment, Improvements and Depreciation

            The Company's fixed assets are recorded at cost, and are reflected in the financial statements less appropriate allowances for accumulated depreciation. Depreciation of equipment and improvements is provided for in amounts sufficient to relate the cost of depreciable property to operations over their estimated service lives of 5-20 years, using the straight-line method.

            Major improvements/betterments are capitalized to the asset accounts, while recurring, standard-type repairs are charged to operations in the year incurred.

                        Oak VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                   Notes to Financial Statements - Continued
                               December 31, 1994


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued --

          Upon disposal or retirement of depreciable property, the cost and accumulated depreciation are removed from the property accounts and the resulting gain or loss is reflected in the statement of income.

     Organization Costs and Loan Fees

          Organization costs and loan fees are being amortized over a period of sixty (60) months and eighty-four (84) months, respectively. Amortization of organization costs and loan fees in the amount of $584 has been charged to current operations.


     Income Taxes

          The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Accordingly, no provision or liability for federal income taxes has been included in these financial statements. The Company continues to pay state taxes based upon 1.5% of the Company's state taxable income, subject to a minimum franchise tax of $800.

          Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of those events that have been recognized in the Company's financial statement or tax returns. The measurement of deferred tax assets and liabilities is based on provisions of the enacted tax law; the effects of future changes in tax laws or rates are not considered.

          The cumulative effect resulting from the adoption of Financial Accounting Standards No. 109 was not material to the determination of net income in prior years.


                  OAK VALLEY DIALYSIS CLINIC, INC.
                   (A California S Corporation)
            Notes to Financial Statements -- Continued
                         December 31, 1994

NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued --

         Compensated Absences

                Employees of the Company are entitled to paid vacations, sick days, and other time off depending on type of employment, length of service, and other factors. It is impracticable to estimate the amount of compensation for future absences and, accordingly, no liability has been recorded in the accompanying financial statements. The Company's policy is to recognize the costs of compensated absences when paid to employees.

         Medical Supplies and Medications on Hand

                Medical supplies and medications on hand are stated at lower of cost or market value.

NOTE 2:  CASH AND CASH FLOW INFORMATION --

         Uninsured Bank Balances

         The Company maintains bank accounts at two banks. The balances in the operating account are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. The balance in the brokerage account is insured by the FDIC for $100,000, and the Securities Investor Protection Corporation for $400,000. The amount in excess of the insured limits in the operating accounts was $36,666, as of December 31, 1994.

         Cash and Cash Equivalents

         The Company considers all highly liquid investments with a maturity of three months or less from the balance sheet date to be cash and cash equivalents.

         Cash and cash equivalents as of December 31, 1994, consisted of the following:

                Cash in operating accounts              $159,258
                Cash in brokerage account                 61,112
                                                        --------

                                                        $220,370
                                                        ========

                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                   Notes to Financial Statements -- Continued
                               December 31, 1994


NOTE 3: EQUIPMENT AND IMPROVEMENTS --

        Other Cash Flow Information



        Cash paid for interest expense            $  28,789
        Cash paid for state income taxes          $   4,800


        As of December 31, 1994, equipment and improvements consisted of the following:



        Medical equipment                         $ 180,335
        Office furniture and equipment               50,738
        Leasehold improvements                      184,753
                                                  ---------

                                                    415,826

        Less: Accumulated depreciation             (112,870)
                                                  ---------

                                                  $ 302,956
                                                  =========


        Depreciation expense was $39,530 for the year ended December 31, 1994.

NOTE 4: LONG-TERM DEBT --

        As of December 31, 1994, long-term debt consisted of the following:

                                                           TOTAL        CURRENT
NOTES PAYABLE -- STOCKHOLDERS                           AMOUNT DUE      PORTION
----------------------------                            ----------      -------

Note payable to stockholder Dr. George Herron,
payable in monthly installments of $316.67,
interest only at 9.5% per annum, unsecured,
principal and interest due January 1, 1997.              $40,000         $  --

Note payable to stockholder Dr. George Herron,
payable in monthly installments of $79.17,
interest only at 9.5% per annum, unsecured,
principal and interest due December 15, 1996.             10,000            --

Note payable to stockholder Dr. George Herron,
payable in monthly installments of $56.25,
interest only at 9% per annum, unsecured,
principal and interest due December 30, 1996.              7,500            --



                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                   Notes to Financial Statements -- Continued
                               December 31, 1994


NOTE 4:  LONG-TERM DEBT -- Continued --

                                                        TOTAL       CURRENT
                                                      AMOUNT DUE    PORTION
                                                      ----------    -------

Note payable to stockholder Dr. Lian Soung,
payable in monthly installments of $316.67,
interest only at 9.5% per annum, unsecured,
principal and interest due January 1, 1997.             40,000         --

Note payable to stockholder Dr. Lian Soung,
payable in monthly installments of $79.17,
interest only at 9.5% per annum, unsecured,
principal and interest due December 15, 1996.           10,000         --

Note payable to stockholder Dr. Lian Soung,
payable in monthly installments of $56.25,
interest only at 9% per annum, unsecured,
principal and interest due December 30, 1996.            7,500         --
                                                       -------       ------
    Sub-Total Notes Payable -- Stockholders            115,000         --


Contract Payable -- COBE

Contract payable -- COBE, payable in monthly
installments of $3,248.60, including interest
at 9% per annum, secured by dialysis equipment,
due in April 1996.                                      48,808       36,054

Note Payable -- Bank of Agriculture & Commerce

Note payable -- Bank of Agriculture & Commerce,
payable in monthly installments of $4,571.02,
including interest at 10.5% per annum, secured
by accounts, equipment, general intangibles,
and fixtures, due July 1996.                            79,467       48,813
                                                      --------      -------
    Totals                                             243,275      $84,867
                                                                    =======
Less: Current maturities                               (84,867)
                                                      --------
    Total Long-Term Debt                              $158,408
                                                      ========


                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                   Notes to Financial Statements -- Continued
                               December 31, 1994

NOTE 4:  LONG-TERM DEBT -- CONTINUED --

        Principal maturities of long-term debt over the next two years are as follows:


YEAR ENDING DECEMBER 31,                                        AMOUNT
------------------------                                        ------
          1995                                                 $ 84,867
          1996                                                  158,408
                                                               --------
          Total                                                $243,275
                                                               ========

NOTE 5:  PROFIT SHARING PLAN --

        The Company maintains a profit sharing plan for all full-time employees with at least one year of service and over the age of 21. The Company's plan contribution is based on the employees' annual compensation. Contributions to the profit sharing plan are at the discretion of the Board of Directors. Total contributions to the plan were $18,716 for the year ended December 31, 1994, and are included in accrued payable and employee benefits.

NOTE 6:  OPERATING LEASES --

        The Company entered into a leasing agreement in August 1991, for an office building, effective January 1, 1992. The lease called for varying minimum monthly rental payments over the sixty-four (64) month term of the lease.

        As of December 31, 1994, the minimum monthly rent is $2,953. The agreement calls for an increase to $3,071 during 1995, and $3,194 during 1996, the final year of the lease.

        Upon expiration of the lease term, the Company has the option to renew the lease for an additional five (5) years.

        Future minimum rental payments required under the operating leases in excess of one year are as follows:

                1995                                    $36,380
                1996                                    $37,836


                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                   Notes to Financial Statements -- Continued
                               December 31, 1994

NOTE 6:  OPERATING LEASES -- Continued --

        Total rent expense for the year ended December 31, 1994, was $41,334.

NOTE 7:  INCOME TAXES --

        The provision for income taxes, as of December 31, 1994, consisted of the following:

        Income tax benefit (expense):
               Current                                          $(4,800)
               Deferred                                            (800)
                                                                -------
                                                                $(5,600)
                                                                =======


        The components of the deferred income tax liabilities (amounts not recognized in the financial statement which will result in future taxable income) were the following at December 31, 1994:

                                                        CURRENT         NON-CURRENT
                                                      DEFERRED TAX      DEFERRED TAX
                                                        LIABILITY         LIABILITY
                                                      ------------      ------------

        Accounts receivable -- Net of allowance
                for adjustments/write-offs              $(2,800)          $    --
        Medical supplies and medications
                on hand                                     200                --
        Depreciation                                         --            (1,000)
        Accounts payable                                    100                --
        Accounts payable -- Related party                   300                --
        Accrued expenses                                    200                --
                                                        -------           -------
                                                        $(2,000)          $(1,000)
                                                        =======           =======


NOTE 8:  SUBSEQUENT EVENT --

     On January 26, 1995, the Company sold its assets to Community Dialysis Centers, a Nevada corporation, and VIVRA Incorporated, a Delaware corporation, for $1,290,000. The last day of operations for the Company was February 18, 1995. Since that date, all outstanding liabilities have been paid by the Company.


                        OAK VALLEY DIALYSIS CLINIC, INC.
                          (A California S Corporation)
                   Notes to Financial Statements -- Continued
                               December 31, 1994

NOTE 9: RELATED PARTY TRANSACTIONS --

        San Joaquin Artificial Kidney Center, Inc. is an S-Corporation owned by certain stockholders who are also stockholders in Oak Valley Dialysis Clinic, Inc. ("OVDC").

        San Joaquin Artificial Kidney Center, Inc. pays for certain expenses for Oak Valley Dialysis Clinic, Inc. and is reimbursed on a monthly basis by OVDC. Oak Valley Dialysis Clinic, Inc. also pays for use of a Re-Use kidney machine and the dialysis billing service. The net payable due to San Joaquin Artificial Kidney Center, Inc. as of December 31, 1994 was $18,162.

        Oak Valley Dialysis Clinic, Inc. has a verbal agreement with San Joaquin Artificial Kidney Center, Inc. for the use of office space for $125 per month. Rent income was $1,375 for 1994.




                           SUPPLEMENTARY INFORMATION

                        OAK VALLEY DIALYSIS CLINIC, INC.
                         (A California S Corporation)
                         Schedule of Operating Expenses
                      For the Year Ended December 31, 1994


OPERATING EXPENSES:
  Salaries -- General                                                   $217,320
  Salaries -- Chief Executive Officer                                     20,858
  Salaries -- Administrator                                               20,858
  Payroll taxes                                                           22,833
  Employee education                                                         163
  Employee benefits                                                        5,360
  Workers' compensation insurance                                          3,388
  Accounting and tax preparation fees                                      7,410
  Consulting fees and temporary help                                      10,578
  Lab fees                                                                 1,675
  Rent on facility                                                        41,334
  Equipment rent                                                          10,507
  Laundry and cleaning                                                       220
  Repairs and maintenance -- Equipment                                     4,986
  Repairs and maintenance -- General                                         292
  Auto infect waste                                                        3,320
  Dialysis billing service                                                   659
  ADP payroll processing fee                                               1,134
  Medical supplies                                                        95,088
  Medications                                                             33,605
  Medications -- EPO                                                     133,350
  Business meals and entertainment                                           655
  Office expense and supplies                                              3,054
  Janitorial                                                              10,234
  Telephone                                                                4,008
  Utilities                                                               10,736
  Security service                                                         2,448
  Insurance                                                                7,023
  Property tax                                                             3,818
  License                                                                    733
  Auto expense                                                               218
  Legal fees                                                                 262
  Miscellaneous                                                               32
                                                                        --------
    Total Operating Expenses                                            $678,159
                                                                        ========



            See accompanying notes and independent auditors' report.

                                      -19-